                                                                    EXHIBIT 32.2

                      Certification Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Luigino's, Inc. (the "Company") for the period ended July 13, 2003, as filed with the Securities and Exchange Commission on August 22, 2003 (the "Periodic Report"), I, Thomas W. Knuesel, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:


     3. The Periodic Report fully complies with the requirements of sections 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780o(d)); and

     4. The information contained in the Periodic Report fairly represents, in all material respects, the financial condition and results of operations of the Company.


Date:  August 22, 2003

                                            By   /s/Thomas W. Knuesel
                                                 --------------------------
                                                 Thomas W. Knuesel
                                                 Chief Financial Officer